UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2008
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REDWOOD TRUST, INC.
( Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 5, 2008, the Board of Directors of Redwood Trust, Inc. (the “Company”), adopted Amended and Restated Bylaws of the Company. Following is a description of the provisions adopted or changed by the amendment, which is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.1 hereto and incorporated by reference herein.

GENERAL

In addition to the amendments described below, the Amended and Restated Bylaws include certain changes that (a) reflect changes to the Maryland General Corporation Law, (b) address recent developments in public company governance, (c) clarify certain corporate procedures, and (d) conform language and style.

ARTICLE II. MEETINGS OF STOCKHOLDERS.

SECTION 4. Notice. The amended Bylaws clarify that imperfect notice to one or more stockholders will not affect the validity of an annual meeting or a special meeting of stockholders and that the Company can postpone or cancel a meeting of the stockholders by making a public announcement prior to the meeting.

SECTION 10. Inspectors. The amended Bylaws provide that the Board of Directors of the Company or the chair of the meeting of stockholders may appoint before or at the meeting one or more inspectors.

SECTION 11. Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. The amended Bylaws (a) enhance the requirements relating to information that the stockholder proponent must provide about persons acting in concert with such stockholder, (b) enhance other informational requirements, including information about hedging activities and investment strategies with respect to the stockholder proponent's investment in the Company and in other entities, if considered appropriate, (c) allow the Company to disregard stockholder proposals containing materially inaccurate information submitted by the stockholder proponent for the election of a director or other business, and (d) allow the Company to require written updates on information provided by the stockholder proponent.

ARTICLE III. DIRECTORS.

SECTION 15. Ratification. The amended Bylaws clarify the power of the Board of Directors or the stockholders to ratify any action or inaction that they could have originally authorized, including any action or inaction in derivative proceedings or other matters.

SECTION 16. Emergency Provisions. The amended Bylaws include new provisions to allow the Board of Directors to react to a catastrophe or similar emergency.

ARTICLE IV. OFFICERS.

The amended Bylaws establish the officer positions of Chief Financial Officer, Chief Investment Officer, and Managing Directors.

ARTICLE V. STOCK CERTIFICATES.

The amended Bylaws update certain provisions regarding stock certificates, lost certificates, and uncertificated shares.

ARTICLE X. SUNDRY PROVISIONS.

SECTION 5. Reliance. The amended Bylaws better conform director and officer reliance to the language of the Maryland General Corporation Law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	Redwood Trust, Inc. Amended and Restated Bylaws

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2008	REDWOOD TRUST, INC.
	By:	/s/ MARTIN S. HUGHES
Martin S. Hughes
Chief Financial Officer

Exhibit Index

ExhibitNo.	Exhibit Title

3.1	Redwood Trust, Inc. Amended and Restated Bylaws